
BUSINESS-TO-BUSINESS WHOLSALERS                    PROJECT TWO
-------------------------------

Comparative Company Analysis as of 12/8/99
------------------------------------------------------------------------------------------------------------------------------------
($ in millions)
                                       Total         Equity                     2-Year     Total Enterprise Value Multiples
                                                                                          ---------------------------------
                                     Enterprise      Market           LTM       Revenue     LTM         LTM           LTM
     Company Name                      Value          Value         Revenue     Growth    Revenue     EBITDA         EBIT
   ------------------------------- -------------- -------------  -------------  -------   -------     -------       -------

   Barnett, Inc.                          $188.6        $162.5          $263.2     26.2%     0.72x        5.7x          6.7x

   Ecolab, Inc.                          4,532.4       4,495.9         2,047.6     12.6      2.21        10.8          15.9
                                                                                          -------                   -------

   Guest Supply, Inc.                      152.7         104.6           317.7     24.8      0.48         7.6          10.3

   JLK Direct Distribution, Inc.           220.5         217.5           518.2      5.3      0.43         5.0           6.3

   MSC Industrial Direct Co., Inc.         922.0         854.9           673.0     24.0      1.37         9.8          10.9

   W.W. Grainger, Inc.                   4,809.4       4,484.5         4,457.6      6.2      1.08        10.3          12.7


   Hughes  Supply, Inc.                  1,048.1         555.7         2,745.9     15.8      0.38         7.0           8.4

   Noland Co.                              108.0          65.7           482.5     -2.4(1)   0.22         9.2          21.1
                                                                                -------                             -------

   Industrial Distribution Group            75.2          30.1           549.6     51.7      0.14         5.5           8.4
                                                                                          -------

   Strategic Distributors, Inc.             65.4          46.5           271.7     54.1      0.24        34.6           NM
                                                                                                      -------

   Century Maintenance Supply                 NA            NA           223.9     39.4      0.64         5.2           5.5


                                                  Mean                             23.4%      0.6x        7.6x          8.7x
                                                  Harmonic Mean                    14.8       0.4         7.0           8.0
                                                  Median                           24.0       0.5         7.3           8.4
                                                  High                             54.1       1.4        10.8          12.7
                                                  Low                              -2.4       0.2         5.0           5.5
                                                  -------------------------------------------------------------------------
   LTM Data: Stand Alone:
   Wilmar Industries, Inc.                $149.9        $175.5          $213.0     12.8%     0.70x        6.6x          7.3x
        at closing 12/08/99

   Wilmar Industries, Inc.                 201.8         227.4           213.0     12.8      0.95         8.8           9.8
        at $18.25 per share


                                    Equity Market Value Multipl 5-Year         LTM      LTM     LTM   LTM Net   LTM      Last Fiscal
                                   -----------------------------
                                      LTM      2000 E    2001 E  Est Earning   EBIT    Gross   EBITDA  Income Return on     Year
     Company Name                  Net Income   EPS       EPS      Growth     Margin   Margin  Margin  Margin  Assets       ROA
   ------------------------------- ---------  --------  --------- ---------  -------- ------- ------- ------- ---------  ---------

   Barnett, Inc.                        10.5x      8.8x      7.3x     20.0%     10.6%    33.1%   12.7%    5.9%    10.1%      12.5%

   Ecolab, Inc.                         33.8      22.9      20.2      13.0      14.0     54.9    20.5     6.5      8.7       10.7
                                   ---------  --------  ---------                             -------

   Guest Supply, Inc.                   14.5      10.6       8.9      20.0       4.7     20.9     6.3     2.3      5.1        3.7

   JLK Direct Distribution, Inc.        10.5       8.8       7.6      15.0       6.8     32.0     8.5     4.0      7.3        7.4

   MSC Industrial Direct Co., Inc.      17.4      15.9      12.2      30.0      12.6     40.2    14.0     7.3      9.6       10.7

   W.W. Grainger, Inc.                  20.5      18.8      16.7      12.0       8.5     36.9    10.5     4.9      9.8       11.6
                                                        ---------

   Hughes  Supply, Inc.                  8.6       7.5       6.5      15.0       4.5     22.3     5.5     2.3      5.3        5.9

   Noland Co.                           10.9       NA        NA        NA        1.1     19.6     2.4     1.2      2.6        2.6


   Industrial Distribution Group         6.7       8.3       6.9      20.0       1.6     22.4     2.5     0.8      2.0        4.0


   Strategic Distributors, Inc.          NM        9.4       7.1      32.0       NM      19.8     0.7     NM      -2.0(1)    -1.0(1)
                                                                                              -------         ---------  --------

   Century Maintenance Supply            NA        NA        NA        NA       11.6     27.5    12.2     4.6     12.8       14.7

                                        12.5x     11.0x      8.1x     19.7%      7.6%    30.0%    8.3%    4.0%     6.5%       7.5%
                                        11.1      10.0       7.8      17.7       3.9     27.0     5.3     2.5      5.3        6.1
                                        10.7       9.1       7.3      20.0       7.6     27.5     8.5     4.3      7.3        7.4
                                        20.5      18.8      12.2      32.0      14.0     54.9    14.0     7.3     12.8       14.7
                                         6.7       7.5       6.5      12.0       1.1     19.6     2.4     0.8     -2.0       -1.0
                                   ----------------------------------------------------------------------------------------------
   LTM Data: Stand Alone:
   Wilmar Industries, Inc.              12.8x     11.8x      9.6x     22.0%      9.7%    29.4%   10.7%    6.4%    11.1%      11.2%
        at closing 12/08/99

   Wilmar Industries, Inc.              16.6      15.2      12.5      22.0       9.7     29.4    10.7     6.4     11.1       11.2
        at $18.25 per share


                                      LTM       Last Fiscal         LTM         Last Fiscal
                                   Inventory       Year          Sales to          Year
     Company Name                    Turns     Inventory Turns    Assets       Sales to Assets
   ------------------------------- ----------    ---------       ---------       ---------

   Barnett, Inc.                         3.3x       3.6x            1.7x            2.1x

   Ecolab, Inc.                          5.5        5.3             1.3             1.3


   Guest Supply, Inc.                    5.7        6.1             2.2             2.4

   JLK Direct Distribution, Inc.         3.3        3.6             1.8             1.9

   MSC Industrial Direct Co., Inc.       1.8        2.1             1.3             1.5

   W.W. Grainger, Inc.                   4.2        4.5             2.0             2.1


   Hughes  Supply, Inc.                  5.0        5.2             2.3             2.5

   Noland Co.                            5.8        5.4             2.1             2.1


   Industrial Distribution Group         6.8        9.1             2.5             3.4


   Strategic Distributors, Inc.          6.1        7.3             2.4             2.3


   Century Maintenance Supply            4.5        5.0             2.8             3.1


                                         4.7x       5.2x            2.0x            2.2x
                                         4.1        4.5             1.9             2.1
                                         5.0        5.2             2.1             2.1
                                         6.8        9.1             2.8             3.4
                                         1.8        2.1             1.3             1.3
                                   -----------------------------------------------------------
   LTM Data: Stand Alone:
   Wilmar Industries, Inc.               5.1x       5.0x            1.7x            1.7x
        at closing 12/08/99

   Wilmar Industries, Inc.               5.1        5.0             1.7             1.7
        at $18.25 per share


Footnotes
---------
* Outliers not included in mean and median calculations.  Outliers indicated by:
                                                                                -------
(1) Excluded for harmonic mean calculation only.
------------------------------------------------------------------------------------------------------------------------------------
DRAFT - FOR DISCUSSION PURPOSES ONLY

BUSINESS-TO-BUSINESS WHOLSALERS                               PROJECT TWO
-----------------------------------
                                                           Printed on 17-Apr-00
Comparative Company Analysis                                    At         8:56
--------------------------------------------------------------------------------
($ in millions, except per share data)



   Footnotes

   (1)  Based on treasury stock method.
   (2) The harmonic mean is the reciprocal of the mean of an array of reciprocal values. It reduces the effect of outliers on the data set.
   (3)  LTM = Latest twelve months.
   (4)  EBITDA = Earnings before interest, taxes, depreciation and amortization.
   (5)  EBIT = Earnings before interest and taxes.
   (6) Total Book Capitalization = book value of common equity plus total debt plus book value of preferred stock plus minority interests less unconsolidated investments.

   Barnett, Inc.
   (1) Net Sales and Net Income Pro-Forma after certain acquisitions
       COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   Ecolab, Inc.
   (1) Net Sales and Net Income Pro-Forma after certain acquisitions
       COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.
   (2) S,G&A excludes non-recurring non-tax affected gain of $1.5 million on insurance policies held by company on employees.

   Guest Supply, inc.
   (1) Revenues and Net Income for quarter ending 7/2/99 are pro forma adjusting for a 40 week period. COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.
   (2) 1997 COGS excludes inventory write-off of $2.2 million. Net Income has also been adjusted on an after tax basis.

   JLK Direct Distribution, Inc.
   (1) 1998 and 1997 revenue numbers are Pro Forma after certain acquisitions (the impact on Net Income was immaterial) COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   MSC Industrial Direct Co., Inc.
   (1) 1999, 1998 and 1997 revenue and Net Income numbers are Pro Forma after certain acquisitions COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   W.W. Grainger, Inc.
   (1) 1996 revenue, EBIT, and Net Income are Pro Forma after certain acquisitions Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   Hughes Supply
   (1) 1998 and 1997 revenue and Net Income numbers are Pro Forma after certain acquisitions COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   Noland
   (1) 1996 revenue, EBIT, and Net Income are Pro Forma after certain acquisitions Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   Industrial Distribution Group
   (1) Net Sales and Net Income are Pro-Forma after certain acquisitions COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.
   (2) S,G&A excludes non-recurring charge of $693,000
   (3) Calculated using exercise price of all outstanding options

   Strategic Distributors
   (1) Net Sales and Net Income are Pro-Forma
       COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   Century Maintenance Supply, Inc.
   (1) 1996 and 1997 revenue and Net Income numbers are Pro Forma after certain acquisitions COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.
   (2) S,G&A excludes stock based comp charge of $.074 mm
   (3) S,G&A excludes stock based comp charge of $4.092 mm
   (4) S,G&A excludes stock based comp charge of $4.092 mm
   (5) S,G&A excludes stock based comp charge of $6.968776 mm
   (6) Net Income includes tax affected addback of $8.702 mm recap expense and stock based comp charge
   (7) Net Income includes tax affected addback of $7.982310 mm recap expense and stock based comp charge
   (8) Net Income includes tax affected addback of $6.968 mm stock comp charges and stock based comp charge

   Wilmar Industries, Inc.
   (1) 1998,1997 and 1996 revenue and Net Income numbers are Pro Forma after certain acquisitions COGS, SG&A, Net Interest Expense, D&A, and Cap-Ex are calculated using margins as reported.

   Wilmar Industries, Inc. Pro Forma
   (1) Pro Forma Revenues, COGS, SGA, EBIT, EBITDA taken from provided model



DRAFT - FOR DISCUSSION PURPOSES ONLY


BUSINESS-TO-BUSINESS WHOLSALERS                                PROJECT TWO
---------------------------------------
                                                                                                      Printed on 17-Apr-00
Comparable Transaction Analysis                                                                           At       9:06 PM
---------------------------------------------------------------------------------------------------------------------------
($ in millions, except per share data)
                                                   One Day    One        Total        Equity               LTM     LTM       LTM
                                         Annc.     Prior     Week      Enterprise     Market    LTM       EBITDA   EBIT   Net Income
  Acquiror/Target                        Date      Premium   Premium     Value         Value   Revenue    Margin   Margin   Margin
  --------------                         -------   -------   -------   -----------    ------   --------   ------   ------ ----------
  Leonard Green & Partners               7/22/99     49.2     45.1 %    $237.1       $185.4    $310.7       8.6 %   7.1 %    3.3
   White Cap Industries

  Freeman Spogli & Co.                   5/8/98        NM       NM       262.5        164.1     201.4      12.9    12.4      6.2
   Century Maintenance Supply, Inc.

  Cypress Group LLC                      4/24/98       NM       NM     1,130.3        751.2   2,597.7       4.2     3.7      0.8
WESCO Distribution, Inc.

  Invacare Corp                          12/17/97      8.0     13.3      130.6        130.8     100.0       9.7     8.5      4.6
   Suburban Ostomy Supply Co., Inc.

  AlliedSignal Inc.                      12/8/97       NM       NM      345.0         180.3     243.0      11.6    10.4      2.7
   Banner Aerospace (Hardw. and Pac Aero Sectors)

  FinishMaster Inc.                      10/15/97     25.5     33.3     116.6          69.2     226.3       4.1     1.6     -1.8
   Thompson PBE, Inc.

  Kimberly-Clark Corp.                   9/4/97       -6.2     -4.0     419.6         421.3     153.0     25.8     21.1     12.9
   Tecnol Medical Products Inc.

  Unisource Worldwide Inc.               8/11/97       4.3     25.4     153.7         136.7     308.3      4.6      3.0      1.5
   National Sanitary Supply Co.

  Henry Schein Inc.                      8/4/97       28.8     40.7     315.1         315.2     257.0      7.2      6.2      3.9
   Sullivan Dental Products

  Home Depot Inc.                        1/16/97       NM       NM      245.4         235.2     125.9     18.2     16.7      9.1

   Maintenance Warehouse / America Corp.


                                                                              Mean                       10.7%     9.1%     4.3%
                                                                              Harmonic Mean               7.6      5.2       NA
                                                                              Median                      9.2      7.8      3.6
                                                                              High                       25.8     21.1     12.9
                                                                              Low                         4.1      1.6     -1.8
                                                                              --------------------------------------------------


BUSINESS-TO-BUSINESS WHOLSALERS (Continued)                PROJECT TWO
-------------------------------------------
                                                                                                      Printed on 17-Apr-00
Comparable Transaction Analysis                                                                           At       9:06 PM
---------------------------------------------------------------------------------------------------------------------------
($ in millions, except per share data)
                                                                                Equity Market
                                           Total Enterprise Value Multiples    Value Multiples
                                           --------------------------------    ---------------
                                   Annc.      LTM       LTM       LTM            Net     Book
  Acquiror/Target                  Date     Revenue   EBITDA     EBIT           Income  Value
  ---------------                  -----   --------------------------------    ---------------
  Leonard Green & Partners        7/22/99    0.8x      8.8x       10.8          17.6x   2.4x
   White Cap Industries

  Freeman Spogli & Co.            5/8/98     1.3       0.1        10.5          11.6    NM
   Century Maintenance Supply, Inc.

  Cypress Group LLC               4/24/98    0.4       0.3        11.8          38.3    6.6
                                                                               -----
   WESCO Distribution, Inc.

  Invacare Corp                  12/17/97    1.3      13.5        15.3          28.2    8.5
                                                                  ----
   Suburban Ostomy Supply Co., Inc.

  AlliedSignal Inc.               12/8/97    1.4       2.2        13.7          27.8   -2.3
                                                                                     -------
   Banner Aerospace (Hardw. and PacAero Sectors)

  FinishMaster Inc.              10/15/97    0.5       2.7        32.4           NM     NM
                                                                  ----
   Thompson PBE, Inc.

  Kimberly-Clark Corp.            9/4/97     2.7      10.6        13.0          21.4    4.1
   Tecnol Medical Products Inc.

  Unisource Worldwide Inc.        8/11/97    0.5      10.9        16.4          29.1    3.3
                                                                  ----
   National Sanitary Supply Co.

  Henry Schein Inc.               8/4/97     1.2      17.1        19.9          31.4    4.8
                                                      ----        -----        -----
   Sullivan Dental Products

  Home Depot Inc.                 1/16/97    1.9      10.7        11.7          20.4   17.3
                                                                                       -----
   Maintenance Warehouse / America Corp.


            Mean                             1.2x     11.1x       11.9          22.3x   4.9x
            Harmonic Mean                    0.9      10.9        11.8          20.3    4.1
            Median                           1.3      10.7        11.7          21.4    4.5
            High                             2.7      13.5        13.7          29.1    8.5
            Low                              0.4       8.8        10.5          11.6    2.4
            --------------------------------------------------------------------------------

  Footnotes
  * Outliers not included in mean and median calculations.  Outliers indicated by:__________


DRAFT - FOR DISCUSSION PURPOSES ONLY


December 1998
------------------------------------------------------------------------------------------------------------------------------------
SUMMARY ANALYSIS OF SELECTED MERGERS AND ACQUISITIONS
(Dollars in thousands; based on results for the latest twelve months prior to the transaction)

                                                                                         Multiples of Equity Purchase Price:
                                                                                     -------------------------------------------
                                                                            Equity              Projected               Tangible
Target/                             Announcement Transaction % Premium     Purchase   Net      Net Income [4]  Cash       Book
                                                                                            -----------------
    Acquiror                           Date       Value [1]  to Price [2]  Price [3] Income Current Current+1 Flow [5]   Value
----------------------------------- ----------    ---------- -----------  ---------- ------ ------- --------- --------  --------

White Cap Industries                 07/22/99        237,072      49.15%     185,388  17.56      NA        NA    11.70      2.35
    Leonard Green & Partners

Century Maintenance Supply, Inc.     05/08/98        262,500         NM      164,101  11.60      NA        NA    10.95        NM
    Freeman Spogli & Co.

WESCO Distribution, Inc.             04/24/98      1,130,300         NM      751,200  38.33      NA        NA    20.85      6.64
    Cypress Group LLC

Suburban Ostomy Supply Co., Inc.     12/17/97        130,590       8.05%     130,792  28.22   20.61     16.10    22.85      8.48

    Invacare Corp

Banner Aerospace (Hardw. and         12/08/97        345,000         NM      180,254  27.84      NA        NA    19.04     (2.26)
                                                                                                                         --------
    PacAero Sectors
    AlliedSignal Inc.

Thompson PBE, Inc.                   10/15/97        116,554      25.49%      69,161     NM   33.33     22.86    17.57        NM

    FinishMaster Inc.

Tecnol Medical Products Inc.         09/04/97        419,570      -6.23%     421,332  21.42   19.46     16.64    15.92      4.06
                                                             -----------
    Kimberly-Clark Corp.

National Sanitary Supply Co.         08/11/97        153,688       4.35%     136,705  29.10    1.48        NA    14.20      3.29
    Unisource Worldwide Inc.

Sullivan Dental Products             08/04/97        315,060      28.83%     315,248  31.38   26.54     23.50    23.78      4.85
    Henry Schein Inc.

Maintenance Warehouse /              01/16/97        245,400         NM      235,245  20.45      NA        NA    17.55     17.26
    America Corp.
    Home Depot Inc.
                                                             -----------

                                       Multiples of Transaction Value:
                                    ------------------------------------

Target/                                                          Total

    Acquiror                         Sales  EBITDA [6] EBIT [7]  Assets
----------------------------------- ------- ---------- -------- --------

White Cap Industries                   0.76       8.84    10.82     1.37
    Leonard Green & Partners

Century Maintenance Supply, Inc.       1.30      10.14    10.52     3.30
    Freeman Spogli & Co.

WESCO Distribution, Inc.               0.44      10.31    11.77     1.17
    Cypress Group LLC

Suburban Ostomy Supply Co., Inc.       1.31      13.48    15.34 x   2.88 x
                                                         --------
    Invacare Corp

Banner Aerospace (Hardw. and           1.42      12.20    13.65     3.56

    PacAero Sectors
    AlliedSignal Inc.

Thompson PBE, Inc.                     0.52      12.68    32.38     0.90
                                                         --------
    FinishMaster Inc.

Tecnol Medical Products Inc.           2.74      10.64    13.01     2.42

    Kimberly-Clark Corp.

National Sanitary Supply Co.           0.50      10.93    16.43     1.30
    Unisource Worldwide Inc.

Sullivan Dental Products               1.23      17.10    19.87     2.91
    Henry Schein Inc.

Maintenance Warehouse /                1.95      10.73    11.70     4.21
    America Corp.
    Home Depot Inc.

NOTES:
[1]  Transaction value equals Equity Purchase Price plus book value of total debt and preferred stock less cash and cash equivalents.
[2]  Price Premium is based on the equity purchase vs. the price one day prior to the announcement.
[3]  Purchase price equals the fully diluted number of common shares outstanding multiplied by the share price.
[5]  Cash Flow equals net income from continuing operations plus depreciation, amortization and deferred taxes.
[6]  EBITDA is Earnings Before Depreciation, Amortization, Interest, and Taxes.
[7]  EBIT is Earnings Before Interest and Taxes.
Excludes outliers from mean and median calculations.  Outliers indicated by:
                                                                                -----------

(In thousands, except per share data)
Target:                   White Cap Industries
Acquiror:                 Leonard Green & Partners
Announcement date:          07/22/99                   3 months                  Year End
                                            ----------------------------        ----------
                             LTM             03/26/99           03/25/98         03/27/99
                          ----------        -----------         --------        ----------

Net Sales:                 $310,650            $80,515          $68,637          $298,772      (1)
Cost of Goods Sold:         208,277             54,130           46,563           200,710
                          ----------        -----------         --------        ----------
Gross Profit:               102,373             26,385           22,074            98,062

SG&A                         80,456             20,405           16,882            76,933
Other expense (income)            0                  0                0                 0
                          ----------        -----------         --------        ----------
EBIT                         21,917              5,980            5,192            21,129

Interest Expense(net)         4,058              1,019              881             3,920
Non-op expense (income)           0                  0                0                 0
                          ----------        -----------         --------        ----------
Pretax Income                17,859              4,961            4,311            17,209

Tax Expense                   7,044              1,960            1,707             6,791
Tax effect @ 38% for extra     (257)                 0                0              (257)
                          ----------        -----------         --------        ----------
N.I. before extra.           10,559              3,001            2,604            10,162

Extra. losses (gains)           675                  0                0               675      (2)
Net Income                  $10,141             $3,001           $2,604            $9,744
                           =========         ==========          =======         =========


EBIT                        $21,917             $5,980           $5,192           $21,129
Depreciation                  3,009                831              637             2,815
Amortization                  1,890                514              396             1,772
EBITDA                      $26,816             $7,325           $6,225           $25,716
                          ----------        -----------         --------        ----------

N.I. before extra.          $10,559             $3,001           $2,604           $10,162
Depreciation                  3,009                831              637             2,815
Amortization                  1,890                514              396             1,772
Def. taxes                      390                  0              179               569
Cash flow from ops          $15,848             $4,346           $3,816           $15,318
                          ----------        -----------         --------        ----------

Shares O/S                   10,725                     Options  Price
Share Price                 $16.500         all cash        661  $3.750
                          ----------                   -----------------
Equity Purchase Price      $185,388                      $8,421

Cash                         $1,994     (3)
Total Debt                   53,672
Prfd. Stock                       6
Transaction Value          $237,072
                          ----------

Book Value                  $78,746         Stock Price  Premium Paid
Goodwill                          0     DAY     7/21/99    49.2%
Tangible Bk. Value          $78,746             $11.06
                          ----------
                                       WEEK     7/15/99    45.1%
Total Assets               $173,192             $11.38
                           =========

Notes:
(1) 1999 is Pro Forma with all subsequent data generated off historical margins of revenue
(2) Extraordinary adjustment to back into provided pro-forma net income
(3) Balance sheet date as of March 27, 1999

(In thousands, except per share data)
Target:                   Century Maintenance Supply, Inc.
Acquiror:                 Freeman Spogli & Co.
Announcement date:          05/08/98         6 months                           Year End
                                            ---------------------------        -----------
                             LTM             06/30/98          06/30/97         12/31/97
                          ----------        -----------        --------        -----------

Net Sales:                 $201,432            $94,182         $58,761          $166,011      (1)
Cost of Goods Sold:         146,108             68,598          42,468           119,978
                          ----------        -----------        --------        -----------
Gross Profit:                55,324             25,584          16,293            46,033

SG&A                         30,372             14,182           9,097            25,287
Other expense (income)            0                  0               0                 0
                          ----------        -----------        --------        -----------
EBIT                         24,952             11,402           7,196            20,746

Interest Expense(net)         1,699                719             323             1,303
Non-op expense (income)           0                  0               0                 0
                          ----------        -----------        --------        -----------
Pretax Income                23,253             10,684           6,873            19,443

Tax Expense                   9,103              4,146           2,612             7,569      (2)
Tax effect @ 38% for extra        0                  0               0                 0
                          ----------        -----------        --------        -----------
N.I. before extra.           14,151              6,538           4,261            11,874

Extra. losses (gains)         1,571                  0           6,344             7,915      (3)
                          ----------        -----------        --------        -----------
Net Income                  $12,579             $6,538         ($2,930)           $2,996      (4)
                          ==========        ===========        ========        ===========


EBIT                        $24,952            $11,402          $7,196           $20,746
Depreciation                    938                310             246               874
Amortization                      0                  0               0                 0
EBITDA                      $25,890            $11,712          $7,442           $21,619
                          ----------        -----------        --------        -----------

N.I. before extra.          $14,151             $6,538          $4,261           $11,874
Depreciation                    938                310             246               874
Amortization                      0                  0               0                 0
Def. taxes                      (99)                 0               0               (99)
                          ----------        -----------        --------        -----------
Cash flow from ops          $14,989             $6,848          $4,507           $12,649
                          ==========        ===========        ========        ===========

Shares O/S                        0
Share Price                  $0.000         all cash
                          ----------
Equity Purchase Price      $164,101

Cash                         $4,151                                     $4,151
Total Debt                  102,550                                    102,550
Prfd. Stock                       0                                          0
                          ----------
Transaction Value          $262,500
                          ----------

Book Value                 ($81,598)
Goodwill                          0
                          ----------
Tangible Bk. Value         ($81,598)
                          ----------

Total Assets                $79,607
                           =========





Notes:
(1) 1997 is Pro Forma fro July 11th acquisition, with all subsequent data generated off historical margins of revenues
(2) Pro Forma provision for income taxes
(3) Includes stock based compensation charge
(4) Includes minority interest expense



Target:                   WESCO Distribution, Inc.
Acquiror:                 Cypress Group LLC
Announcement date:            04/24/98                   3 months                 Year End
                                              ---------------------------        ------------
                              LTM              03/31/98          03/31/97         12/31/97
                          -------------       ------------       --------        ------------

Net Sales:                 $2,597,718                 $0              $0         $2,597,718      (1)
Cost of Goods Sold:         2,071,418                  0               0          2,071,418
                          -------------       ------------       --------        ------------
Gross Profit:                 526,300                  0               0            526,300

SG&A                          430,300                  0               0            430,300
Other expense (income)              0                  0               0                  0
                          -------------       ------------       --------        ------------
EBIT                           96,000                  0               0             96,000

Interest Expense(net)          47,900                  0               0             47,900
Non-op expense (income)        15,400                  0               0             15,400
                          -------------       ------------       --------        ------------
Pretax Income                  32,700                  0               0             32,700

Tax Expense                    13,100                  0               0             13,100
Tax effect @ 38% for extra          0                  0               0                  0
                          -------------       ------------       --------        ------------
N.I. before extra.             19,600                  0               0             19,600

Extra. losses (gains)               0                  0               0                  0
                          -------------       ------------       --------        ------------
Net Income                    $19,600                 $0              $0            $19,600
                           ============        ===========        =======         ===========


EBIT                          $96,000                 $0              $0            $96,000
Depreciation                   13,600                  0               0             13,600
Amortization                        0                  0               0                  0
                          -------------       ------------       --------        ------------
EBITDA                       $109,600                 $0              $0           $109,600
                          -------------       ------------       --------        ------------

N.I. before extra.            $19,600                 $0              $0            $19,600
Depreciation                   13,600                  0               0             13,600
Amortization                        0                  0               0                  0
Def. taxes                      2,837                  0               0              2,837
                          -------------       ------------       --------        ------------
Cash flow from ops            $36,037                 $0              $0            $36,037
                          -------------       ------------       --------        ------------

Shares O/S                          0
Share Price                    $0.000         all cash
                          -------------
Equity Purchase Price        $751,200


Cash                               $0
Net Debt                      379,100
Prfd. Stock                         0
                          -------------
Transaction Value          $1,130,300         $1,185,100                                      Actual Balance Sheet
                          -------------                                                       --------
                                                                                              $18,405
Book Value                   $193,125                                                         350,544
Goodwill                       80,031                                                          11,416
                          -------------
Tangible Bk. Value           $113,094
                          -------------

Total Assets                 $962,048
                           ============





Notes:
(1) 1997 is Pro Forma giving effect to the material acquisitions of Avon Electrical and Brown Wholesale Electric



(In thousands, except per share data)
Target:                   Suburban Ostomy Supply Co., Inc.
Acquiror:                 Invacare Corp
Announcement date:          12/17/97                   3 months                Year End
                                            ---------------------------        --------
                             LTM             11/29/97          11/30/96        08/30/97
                          ----------        -----------        --------        --------

Net Sales:                  $99,967            $27,490         $21,963         $94,440
Cost of Goods Sold:          73,623             19,853          16,845          70,615
                          ----------        -----------        --------        --------
Gross Profit:                26,344              7,637           5,118          23,825

SG&A                         17,832              5,519           3,010          15,323
Other expense (income)            0                  0               0               0
                          ----------        -----------        --------        --------
EBIT                          8,512              2,118           2,108           8,502

Interest Expense(net)           109                 14             342             437
Non-op expense (income)         (30)                22              26             (26)     (2)
                          ----------        -----------        --------        --------
Pretax Income                 8,433              2,082           1,740           8,192

Tax Expense                   3,799                969             769           3,599
Tax effect @ 38% for extra        0                  0              99              99
                          ----------        -----------        --------        --------
N.I. before extra.            4,634              1,113           1,070           4,692

Extra. losses (gains)             0                  0            (260)     (1)   (260)     (1)
Net Income                   $4,634             $1,113          $1,231          $4,853
                           =========         ==========         =======         =======


EBIT                         $8,512             $2,118          $2,108          $8,502
Depreciation                  1,178                359             213           1,032
Amortization                      0                  0               0               0
EBITDA                       $9,690             $2,477          $2,321          $9,534
                          ----------        -----------        --------        --------

N.I. before extra.           $4,634             $1,113          $1,070          $4,692
Depreciation                  1,178                359             213           1,032
Amortization                      0                  0               0               0
Def. taxes                      (87)                 0               0             (87)
                          ----------        -----------        --------        --------
Cash flow from ops           $5,725             $1,472          $1,283          $5,637
                          ----------        -----------        --------        --------

Shares O/S                   10,539                    Options  Price
Share Price                 $11.750         All Cash       736  $2.290
                                                       ----------------
Equity Purchase Price      $130,792                     $6,963

Cash                         $2,202
Total Debt                    2,000
Prfd. Stock                       0
Transaction Value          $130,590
                          ----------

Book Value                  $34,585         Stock PricePremium Paid
Goodwill                     19,166     DAY    ########    8.0%
                          ---------             $10.88
Tangible Bk. Value          $15,419
                          ----------
                                       WEEK    ########   13.3%
Total Assets                $45,312             $10.38
                           =========





Notes:
(1) Pro forma adjustment as if the cmpany had sold 3.9 mm shares of common sufficient to fund 7/3/95 recap.
(2) Includes accretion expense of preferred stock


(In thousands, except per share data)
Target:                   Banner Aerospace (Hardw. and PacAero Sectors)
Acquiror:                 AlliedSignal Inc.
Announcement date:          12/08/97        3 months                        Year End (1)
                                            ------------------------        ----------
                             LTM            03/31/96        03/31/95         09/30/97
                          ----------        --------        --------        ----------

Net Sales:                 $243,026              $0              $0          $243,026
Cost of Goods Sold:         157,798               0               0           157,798
                          ----------        --------        --------        ----------
Gross Profit:                85,228               0               0            85,228

SG&A                         59,954               0               0            59,954
Other expense (income)            0               0               0                 0
                          ----------        --------        --------        ----------
EBIT                         25,274               0               0            25,274

Interest Expense(net)        15,554               0               0            15,554
Non-op expense (income)           0               0               0                 0
                          ----------        --------        --------        ----------
Pretax Income                 9,720               0               0             9,720

Tax Expense                   3,246               0               0             3,246
Tax effect @ 38% for extra        0               0               0                 0
                          ----------        --------        --------        ----------
N.I. before extra.            6,474               0               0             6,474
                          ----------        --------        --------        ----------
Extra. losses (gains)             0               0               0                 0
Net Income                   $6,474              $0              $0            $6,474
                           =========         =======         =======         =========


EBIT                        $25,274              $0              $0           $25,274
Depreciation                  2,995               0               0             2,995      (2)
Amortization                      0               0               0                 0
                          ----------        --------        --------        ----------
EBITDA                      $28,269              $0              $0           $28,269
                          ----------        --------        --------        ----------

N.I. before extra.           $6,474              $0              $0            $6,474
Depreciation                  2,995               0               0             2,995
Amortization                      0               0               0                 0
Def. taxes                        0               0               0                 0
                          ----------        --------        --------        ----------
Cash flow from ops           $9,469              $0              $0            $9,469
                          ----------        --------        --------        ----------

Shares O/S                        0
Share Price                  $0.000         all stock
Equity Purchase Price      $180,254     (3)

Cash                             $0
Total Debt                  164,746
Prfd. Stock                       0
                          ----------
Transaction Value          $345,000
                          ----------

Book Value                 ($60,798)
Goodwill                     19,089
                          ----------
Tangible Bk. Value         ($79,887)
                          ----------

Total Assets                $96,910
                           =========





Notes:
(1)  Shows six months calendarized.
(2)  Depreciation calculated as a percentage of 1997 total corporate sales.
     Banner's 1997 revenue & depreciation used as a proxy.
(3)  Backed into utilizing provided TEV and prior balance sheet.


(In thousands, except per share data)
Target:                   Thompson PBE, Inc.
Acquiror:                 FinishMaster Inc.
Announcement date:          10/15/97                   9 months                  Year End
                                            -----------------------------       ----------
                             LTM             06/30/97          06/30/96          09/30/96
                          -----------       -----------        ----------       ----------

Net Sales:                 $226,309           $151,505         $128,084          $202,888      (1)
Cost of Goods Sold:         146,592             97,959           80,305           128,938
                          -----------       -----------        ----------       ----------
Gross Profit:                79,717             53,546           47,779            73,950

SG&A                         76,117             47,919           40,076            68,274
Other expense (income)            0                  0                0                 0
                          -----------       -----------        ----------       ----------
EBIT                          3,599              5,627            7,703             5,675

Interest Expense(net)         4,465              3,146            1,642             2,961
Non-op expense (income)           0                  0                0                 0
                          -----------       -----------        ----------       ----------
Pretax Income                  (866)             2,481            6,061             2,714

Tax Expense                    (417)               606            2,515             1,492
Tax effect @ 38% for extra   (1,374)            (1,374)               0                 0
                          -----------       -----------        ----------       ----------
N.I. before extra.           (1,823)               501            3,546             1,222

Extra. losses (gains)         3,616              3,616                0                 0
Net Income                  ($4,065)           ($1,741)          $3,546            $1,222
                           ==========        ==========         =========        =========


EBIT                         $3,599             $5,627           $7,703            $5,675
Depreciation                  5,595              3,852            2,944             4,687
Amortization                      0                  0                0                 0
                          -----------       -----------        ----------       ----------
EBITDA                       $9,194             $9,479          $10,647           $10,362
                          -----------       -----------        ----------       ----------

N.I. before extra.          ($1,823)              $501           $3,546            $1,222
Depreciation                  5,595              3,852            2,944             4,687
Amortization                      0                  0                0                 0
Def. taxes                      164                  0                0               164
                          -----------       -----------        ----------       ----------
Cash flow from ops           $3,936             $4,353           $6,490            $6,073
                          -----------       -----------        ----------       ----------

Shares O/S                    8,645                    Options   Price
Share Price                  $8.000         all cash       665  $11.580     ($2)
                                                       ------------------
Equity Purchase Price       $69,161                         $0
                          -----------

Cash                           $155
Total Debt                   47,548
Prfd. Stock                       0
                          -----------
Transaction Value          $116,554
                          -----------

Book Value                  $49,135         Stock Price  Premium Paid
Goodwill                     62,333     DAY    ########   25.5%
Tangible Bk. Value         ($13,198)             $6.38
                          -----------
                                       WEEK    ########   33.3%
Total Assets               $129,064              $6.00
                           ==========





Notes:
(1) 1996 is Pro Forma, with all subsequent data generated off historical margins of revenues
(2) Straight average of range of outstanding options


(In thousands, except per share data)
Target:                      Tecnol Medical Products Inc.
Acquiror:                    Kimberly-Clark Corp.
Announcement date:            09/04/97                  9 months                    Year End
                                              -----------------------------        ----------
                                LTM            08/31/97           08/30/96          12/31/96
                             ----------       -----------        ----------        ----------
Net Sales:                   $152,982           $116,142          $107,553          $144,393
Cost of Goods Sold:            84,473             64,150            62,269            82,592
                             ----------       -----------        ----------        ----------
Gross Profit:                  68,510             51,992            45,284            61,802

SG&A                           34,408             27,541            26,188            33,056
Other expense (income (2)       1,850              1,414             1,274             1,710
                             ----------       -----------        ----------        ----------
EBIT                           32,251             23,037            17,822            27,036

Interest Expense(net)             (43)               (67)              632               656
Non-op expense (income)         2,058                 (6)             (221)            1,843
                             ----------       -----------        ----------        ----------
Pretax Income                  30,236             23,110            17,411            24,537

Tax Expense                    10,569              8,212             5,630             7,987
Tax effect @ 38% for extra.         0                  0              (209)             (209)
                             ----------       -----------        ----------        ----------
N.I. before extra.             19,668             14,898            11,572            16,342

Extra. losses (gains)               0                  0               550 (1)           550
Net Income                    $19,668            $14,898           $11,231           $16,001
                             ==========       ===========        ==========        ==========


EBIT                          $32,251            $23,037           $17,822           $27,036
Depreciation                    4,968              3,418             3,160             4,711
Amortization                    2,230              1,615             1,704             2,318
EBITDA                        $39,449            $28,070           $22,686           $34,065
                             ----------       -----------        ----------        ----------

N.I. before extra.            $19,668            $14,898           $11,572           $16,342
Depreciation                    4,968              3,418             3,160             4,711
Amortization                    2,230              1,615             1,704             2,318
Def. taxes                       (401)                 0                 0              (401)
Cash flow from ops            $26,465            $19,930           $16,436           $22,971
                             ----------       -----------        ----------        ----------

Shares O/S                     20,012                    Options   Price
Share Price                   $20.630         All Stock    1,423   $14.665 (3)
                                                         ------------------
Equity Purchase Price        $421,332                     $8,491

Cash                          $11,129
Total Debt                      9,367
Prfd. Stock                         0
Transaction Value            $419,570
                             ----------

Book Value                   $142,750         Stock PricePremium Paid
Goodwill                       38,903     DAY      9/3/97   -6.2%
Tangible Bk. Value           $103,847             $22.00
                             ----------
                                         WEEK     8/28/97   -4.0%
Total Assets                 $173,243             $21.50
                             ==========




Notes:
(1) Includes one time $550,000 litigation fee
(2) Includes R&D expenses
(3) Straight average of range of outstanding options

(In thousands, except per share data)
Target:                   National Sanitary Supply Co.
Acquiror:                 Unisource Worldwide Inc.
Announcement date:         08/11/97                   6 months                   Year End
                                           -----------------------------        ----------
                             LTM            06/30/97           06/29/96          12/31/96
                          ----------       -----------        ----------        ----------
Net Sales:                $308,340           $152,702          $154,487          $310,125
Cost of Goods Sold:        204,926            101,804           103,997           207,119
                          ----------       -----------        ----------        ----------
Gross Profit:              103,414             50,898            50,490           103,006

SG&A                        94,058             47,069            46,028            93,017
Other expense (income)           0                  0                 0                 0
                          ----------       -----------        ----------        ----------
EBIT                         9,356              3,829             4,462             9,989

Interest Expense(net)            0                  0                 0                 0
Non-op expense (income)      1,326                673               694             1,347
                          ----------       -----------        ----------        ----------
Pretax Income                8,030              3,156             3,768             8,642

Tax Expense                  3,332              1,314             1,615             3,633
Tax effect @ 38% for extra       0                  0                 0                 0
                          ----------       -----------        ----------        ----------
N.I. before extra.           4,698              1,842             2,153             5,009

Extra. losses (gains)            0                  0                 0                 0
Net Income                  $4,698             $1,842            $2,153            $5,009
                           =========        ==========         =========         =========


EBIT                        $9,356             $3,829            $4,462            $9,989
Depreciation                 3,282              3,262      (1)    3,333      (1)    3,353
Amortization                 1,421              1,454             1,539             1,506
EBITDA                     $14,059             $8,545            $9,334           $14,848
                          ----------       -----------        ----------        ----------

N.I. before extra.          $4,698             $1,842            $2,153            $5,009
Depreciation                 3,282              3,262             3,333             3,353
Amortization                 1,421              1,454             1,539             1,506
Def. taxes                     225                349              (260)             (384)
Cash flow from ops          $9,626             $6,907            $6,765            $9,484
                          ----------       -----------        ----------        ----------

Shares O/S                   6,270                    Options   Price
Takeover Price             $21.000         all cash   447.142  $9.732       ($3)
                                                      ------------------
Equity Purchase Price     $136,705                     $5,038

Cash                        $1,114     ($2)
Total Debt                  18,097
Prfd. Stock                      0
Transaction Value         $153,688                               $14.19
                          ----------

Book Value                 $67,219         Stock Price Premium Paid
Goodwill                    25,679     DAY     8/10/97    4.3%       (4)
Tangible Bk. Value         $41,540             $20.13
                          ----------
                                      WEEK      8/4/97   25.4%
Total Assets              $118,015             $16.75
                           =========





Notes:
(1) Cash Flow Items for 6 months is estimated using margins from 3 month cash flows per revenues
(2) Balance sheet data taken from amended 10-Q dtd. 8/29/97
(3) Weighted average exercise price
(4) Stock dnt 2 prior trading days to announcement

(In thousands, except per share data)
Target:                   Sullivan Dental Products
Acquiror:                 Henry Schein Inc.
Announcement date:         08/04/97                   6 months                   Year End
                                           -----------------------------        ----------
                             LTM            06/30/97           06/29/96          12/31/96
                          ----------       -----------        ----------        ----------

Net Sales:                $257,017           $128,392          $112,957          $241,583 (1)
Cost of Goods Sold:        168,648             84,149            74,439           158,937
                          ----------       -----------        ----------        ----------
Gross Profit:               88,370             44,242            38,518            82,646

SG&A                        72,513             36,961            33,349            68,901
Other expense (income)           0                  0                 0                 0
                          ----------       -----------        ----------        ----------
EBIT                        15,857              7,282             5,170            13,745

Interest Expense(net)           88                 15               206               279
Non-op expense (income)       (974)              (417)             (418)             (975)
                          ----------       -----------        ----------        ----------
Pretax Income               16,744              7,684             5,382            14,441

Tax Expense                  6,697              3,074             2,153             5,776
Tax effect @ 38% for extra       0                  0                 0                 0
                          ----------       -----------        ----------        ----------
N.I. before extra.          10,047              4,610             3,229             8,665

Extra. losses (gains)            0                  0                 0                 0
Net Income                 $10,047             $4,610            $3,229            $8,665
                          ==========       ===========        ==========        ==========


EBIT                       $15,857             $7,282            $5,170           $13,745
Depreciation                 2,568              1,346             1,018             2,240
Amortization                     0                  0                 0                 0
EBITDA                     $18,426             $8,627            $6,187           $15,986
                          ----------       -----------        ----------        ----------

N.I. before extra.         $10,047             $4,610            $3,229            $8,665
Depreciation                 2,568              1,346             1,018             2,240
Amortization                     0                  0                 0                 0
Def. taxes                     642                  0                 0               642
Cash flow from ops         $13,257             $5,956            $4,246           $11,548
                          ----------       -----------        ----------        ----------

Shares O/S                  10,028                    Options Price
Share Price                $28.665 (2)     All Stock    1,385    $8.590
                                                      ------------------
Equity Purchase Price     $315,248                    $27,796

Cash                          $188
Total Debt                       0
Prfd. Stock                      0
Transaction Value         $315,060
                          ----------

Book Value                 $84,417         Stock PricePremium Paid
Goodwill                    19,373     DAY      8/3/97   28.8%
Tangible Bk. Value         $65,044             $22.25
                          ----------
                                      WEEK     7/28/97   40.7%
Total Assets              $108,406             $20.38
                          ==========





Notes:
(1) All 1996 year end data taken from M&A Agreement dtd. 8/3/97
(2) Assumes $39 share price for Schein on date of announcement


(In thousands, except per share data)
Target:                   Maintenance Warehouse / America Corp.
Acquiror:                 Home Depot Inc.
Announcement date:          01/16/97                 9 months                Year End
                                            ------------------------        ----------
                             LTM            09/30/96        09/30/95         12/31/95
                          ----------        --------        --------        ----------

Net Sales:                 $125,881         $96,673         $87,829          $117,037
Cost of Goods Sold:          75,604          58,131          52,305            69,778
                          ----------        --------        --------        ----------
Gross Profit:                50,277          38,542          35,525            47,259

SG&A                         29,302          22,130          20,597            27,770
Other expense (income)            0               0               0                 0
                          ----------        --------        --------        ----------
EBIT                         20,974          16,412          14,928            19,490

Interest Expense(net)         2,417           1,825           1,663             2,256
Non-op expense (income)           0               0               0                 0
                          ----------        --------        --------        ----------
Pretax Income                18,557          14,588          13,265            17,234

Tax Expense                   7,052           5,543 (1)       5,041 (1)         6,549 (1)
Tax effect @ 38% for extra        0               0               0                 0
                          ----------        --------        --------        ----------
N.I. before extra.           11,505           9,044           8,224            10,685

Extra. losses (gains)             0               0               0                 0
Net Income                  $11,505          $9,044          $8,224           $10,685
                           =========         =======         =======         =========


EBIT                        $20,974         $16,412         $14,928           $19,490
Depreciation                  1,902           1,414           1,392             1,880
Amortization                      0               0               0                 0
                          ----------        --------        --------        ----------
EBITDA                      $22,876         $17,826         $16,319           $21,369
                          ----------        --------        --------        ----------

N.I. before extra.          $11,505          $9,044          $8,224           $10,685
Depreciation                  1,902           1,414           1,392             1,880
Amortization                      0               0               0                 0
Def. taxes                        0               0               0                 0
                          ----------        --------        --------        ----------
Cash flow from ops          $13,407         $10,458          $9,616           $12,565
                          ----------        --------        --------        ----------

Shares O/S                        0
Share Price                  $0.000         All Stock
                          ----------
Equity Purchase Price      $235,245

Cash                         $1,042
Total Debt                   11,197
Prfd. Stock                       0
                          ----------
Transaction Value          $245,400
                          ----------

Book Value                  $13,631
Goodwill                          0
Tangible Bk. Value          $13,631
                          ----------

Total Assets                $58,236
                           =========





Notes:
(1)  Corporation is an S-Corp.  Income taxes calculatated at a 38%.

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